                                                                      Exhibit 21

                    SUBSIDIARIES OF REEBOK INTERNATIONAL LTD.

NAME                                                      JURISDICTION OF
                                                          INCORPORATION
                                                          OR ORGANIZATION
Group Athletica, LLC                                      Delaware

The Hockey Company                                        Delaware

Onfield Apparel Group, LLC                                Delaware

Reebok Aviation, LLC                                      Delaware

Reebok Onfield, LLC                                       Delaware

RFC, Inc.                                                 Delaware

The Rockport Company, LLC                                 Delaware

The Reebok Worldwide Trading Company, LLC                 Delaware

SLM Trademark Acquisition Corp.                           Delaware

Sports Holdings Corp.                                     Delaware

WAP Holdings Inc.                                         Delaware

Ralph Lauren Footwear Co., Inc.                           Massachusetts

RBK Thailand, Inc.                                        Massachusetts

Reebok CHC, Inc.                                          Massachusetts

Reebok Foundation, Inc.                                   Massachusetts

Reebok Securities Holdings Corp.                          Massachusetts

Maska U.S. Inc.                                           Vermont

Reebok Austria GmbH                                       Austria

ASL American Sports & Leisure Vertriebs GmbH              Austria

Reebok Belgium SA                                         Belgium

Reebok du Brasil Servicos e Participacoes                 Brazil

Rockport do Brasil Ltda.                                  Brazil

RC Investments Ltd.                                       Canada

NAME                                                      JURISDICTION OF
                                                          INCORPORATION
                                                          OR ORGANIZATION
Reebok Canada Inc.                                        Canada

SLM Trademark Acquisition Canada Corp.                    Canada

Sport Maska Inc.                                          Canada

RIL Shanghai Company Limited                              China

American Sports & Leisure (cz) s.r.o                      Czech Republic

KHF Finland Oy                                            Finland

KHF Sports Oy                                             Finland

Reebok France SA                                          France

Reebok France Retail SA                                   France

ASL American Sports and Leisure Vertriebs GmbH            Germany

Reebok Deutschland GmbH                                   Germany

Reebok (China) Services Limited                           Hong Kong

Reebok Trading (Far East) Ltd                             Hong Kong

RIL Holdings Limited                                      Hong Kong

RIL Indonesia Services Limited                            Hong Kong

RIL Securities Limited                                    Hong Kong

RIL Taiwan Services Limited                               Hong Kong

Reebok India Company                                      India

Reebok Technical Services Private Limited                 India

Reebok Ireland Limited                                    Ireland

Reebok Italia Srl                                         Italy

Reebok Japan Inc.                                         Japan

Reebok Korea Ltd.                                         Korea

Reebok Korea Technical Services Co., Ltd.                 Korea

Reebok (Mauritius) Company Limited                        Mauritius

NAME                                                      JURISDICTION OF
                                                          INCORPORATION
                                                          OR ORGANIZATION
Amserv, SA de CV                                          Mexico

Reebok de Mexico SA de CV                                 Mexico

Reebok Distribution BV                                    The Netherlands

Reebok Europe BV                                          The Netherlands

Reebok International Finance BV                           The Netherlands

Reebok Nederland (Retail) BV                              The Netherlands

RBK Sport Europe BV                                       The Netherlands

Rockport (Europe) BV                                      The Netherlands

Jofa Norse AS                                             Norway

Reebok Norway AS                                          Norway

Reebok Poland SA                                          Poland

Reebok Portugal--Artigos Desportivos SA                   Portugal

Reebok Spain SA                                           Spain

Jofa AB                                                   Sweden

Jofa Holding AB                                           Sweden

Nordic Hockey Company AB                                  Sweden

Reebok Scandinavia AB                                     Sweden

Reebok Europe Sarl                                        Switzerland

J.W. Foster & Sons (Athletic Shoes) Limited               United Kingdom

RBK Holdings Plc                                          United Kingdom

Reebok Eastern Trading Limited                            United Kingdom

Reebok Finance Limited                                    United Kingdom

Reebok Europe Holdings                                    United Kingdom

Reebok International Limited                              United Kingdom

Reebok Pensions Management Limited                        United Kingdom

NAME                                                      JURISDICTION OF
                                                          INCORPORATION
                                                          OR ORGANIZATION
Reebok Sports Limited                                     United Kingdom

The Rockport Company Limited                              United Kingdom